UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2012

ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32567 (Commission File Number)	74-2966572 (IRS Employer Identification No.)

7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 367-3600

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Alon USA Energy, Inc. Second Amended and Restated 2005 Incentive Compensation Plan
At the Annual Meeting, the Company's stockholders approved the Alon USA Energy, Inc. Second Amended and Restated 2005 Incentive Compensation Plan (the “Plan”). A description of the terms and conditions of the Plan and the amounts payable under the Plan was included in the Company's Proxy Statement filed with the Securities and Exchange Commission on March 21, 2012.
A copy of the Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Director Grants
On May 1, 2012, the Company granted 2,787 restricted shares of the Company's common stock to each of Avraham Shochat, Ron W. Haddock and Dr. Zalman Segal, each an independent director of the Company, pursuant to Section 12 of the Plan. The shares vest in equal installments on the first, second and third anniversaries of the date of grant.
These awards are evidenced by agreements in the form adopted by the Company for the purpose of evidencing grants of this type, which form was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 5, 2005, and is incorporated by reference into this Item 5.02.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Certificate of Incorporation

On May 4, 2012, Alon USA Energy, Inc. (the “Company”) filed a Second Amended and Restated Certificate of Incorporation (“Restated Certificate”) with the Secretary of State of Delaware. The Restated Certificate became effective upon filing. The Restated Certificate amends and restates in its entirety the Company's amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000 and to increase the number of authorized shares of preferred stock from 10,000,000 to 15,000,000. The Company's stockholders approved the proposed amendment to the Restated Certificate at the Annual Meeting of the Stockholders of the Company held on May 1, 2012 (the “Annual Meeting”).

A copy of the Certificate of Amendment as filed with the Secretary of State of Delaware is filed as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 1, 2012 at 9:00 a.m., Dallas, Texas time, at The Frontiers of Flight Museum, 6911 Lemmon Avenue, Dallas, Texas 75209. A total of 50,521,161 shares of the Company's common stock were present or represented by proxy at the meeting, representing more than 90% of the Company's shares outstanding as of the March 12, 2012 record date. The matters submitted for a vote and the related results are as follows:
Proposal 1: To elect nine directors to serve until the 2013 annual meeting or until their respective successors are elected and have been qualified. The results of the votes cast were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
David Wiessman	40,977,706	6,261,638	3,281,817
Itzhak Bader	40,775,567	6,463,777	3,281,817
Boaz Biran	41,856,371	5,382,973	3,281,817
Shlomo Even	41,850,818	5,388,526	3,281,817
Ron W. Haddock	46,820,386	418,958	3,281,817
Jeff D. Morris	42,014,845	5,224,499	3,281,817
Yeshayahu Pery	41,861,018	5,378,326	3,281,817
Zalman Segal	46,823,135	416,209	3,281,817
Avraham Shochat	46,820,235	419,109	3,281,817

Proposal 2: To approve an amendment to Alon's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000 and to increase the number of authorized shares of preferred stock from 10,000,000 to 15,000,000:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
40,525,999	6,540,095	173,247	3,281,820

Proposal 3: To approve an amendment to the Alon USA Energy, Inc. Amended and Restated 2005 Incentive Compensation Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
46,700,476	404,793	134,072	3,281,820

Proposal 4: To approve the issuance of shares of Alon's common stock to Alon Israel Oil Company, Ltd. upon conversion of, or as dividend payments on, the shares of 8.50% Series B Convertible Preferred Stock held by Alon Israel Oil Company, Ltd.:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
46,967,331	135,162	136,849	3,281,819

Proposal 5: To approve the issuance of Alon common stock in exchange for shares of non-voting common stock of Alon Assets, Inc. and Alon USA Operating, Inc.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
46,969,929	133,029	136,384	3,281,819

Proposal 6: To ratify the appointment of KPMG LLP as Alon's independent registered public accounting firm for 2012:

Votes For	Votes Against	Votes Abstained
50,217,291	264,131	39,739

Pursuant to the foregoing votes, the nine directors nominees listed above were elected to serve on the Company's Board of Directors and Proposals 2, 3, 4, 5 and 6 were approved.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
3.1	Second Amended and Restated Certificate of Incorporation of Alon USA Energy, Inc.
10.1	Alon USA Energy, Inc. Second Amended and Restated Incentive Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON USA ENERGY, INC.

/s/ Sarah Braley Campbell
Sarah Braley Campbell
Secretary

Date: May 7, 2012

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Second Amended and Restated Certificate of Incorporation of Alon USA Energy, Inc.
10.1	Alon USA Energy, Inc. Second Amended and Restated Incentive Compensation Plan.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated May 3, 2012.